Exhibit 99.1

Tempo Automation Announces Definitive Agreement to Acquire Optimum Design Associates

Extending Its Accelerated Manufacturing Platform to Electronic Design Services

SAN FRANCISCO, March 27, 2023 — Tempo Automation Holdings, Inc. (NASDAQ: TMPO, “Tempo Automation” or “Tempo”), a leading software-accelerated electronics manufacturer, announced today that it has entered into a definitive agreement to acquire Optimum Design Associates, Inc. and Optimum Design Associates Pty. Ltd. (collectively “Optimum” or “Optimum Design Associates”), a fast-growing electronic design services company with offices in the United States and Australia that has delivered over 10,000 printed circuit board (PCB) designs to blue-chip customers. By vertically integrating electronic design and manufacturing, Tempo expects to be able to engage with customers even earlier in their product design process, streamlining the hardware development journey and providing a more efficient and faster way to get electronic products to market. The anticipated benefits of the acquisition include access to Optimum’s experienced engineering team and cross-selling opportunities to expand the customer base. The transaction is expected to close in the second quarter of this year.

“This acquisition will be a significant step toward our vision of transforming the speed and quality of electronics prototyping,” said Joy Weiss, CEO of Tempo Automation. “As onshore electronics development and manufacturing continues to grow, the need for innovation in the end-to-end automation sector grows as well. Our industry has been fragmented and siloed, so we designed Tempo’s Accelerated Manufacturing Platform as a hub for industry consolidation and vertical integration.”

Nick Barbin, Co-founder and President of Optimum, added, “Our proprietary design management tools and library services are natural extensions to Tempo’s Accelerated Manufacturing Platform. The acquisition is an efficient way for us to accelerate our roadmap and offer PCB assembly services to our customers. We’re excited to join forces with Tempo and contribute to their mission of revolutionizing the electronics industry.”

Optimum’s experienced engineering team is recognized for its expertise in complex electronics designs with advanced constraints, with specialized skills in Radio Frequency (RF), Mixed Signal, and FPGA designs that are at the heart of most modern communication and mobility systems. Tempo has a track record of rapidly manufacturing similar complex designs and helping customers get their products to market quickly. Tempo believes that the opportunities to cross-sell design and manufacturing services will be natural synergies for the combined company.

Tempo recently added powerful new tools to its Accelerated Electronics Manufacturing Platform, enabling its customers to hedge against electronics components market volatility. Customers can secure critical components early with Tempo and apply them to their many prototype and on-demand production builds. Optimum’s engineers will be able to tap into these tools to ensure that new electronic designs incorporate components that can be readily sourced and offer to have these pre-purchased and managed for the customer.

Investor Conference Call

Tempo will host an investor conference call today, March 27, at 7:00 am Pacific Time, during which management will discuss the proposed acquisition and preliminary unaudited financial results for fiscal year 2022, and review the related investor presentation. The conference call can be accessed by dialing (646) 307-1963 within the United States and (800) 715-9871 for all other locations and providing the ID: 2180485. A live webcast of the call will also be available at: https://edge.media-server.com/mmc/p/fx7ad6gn. Presentation materials including unaudited 2022 results and the 2023 financial outlook are accessible today, on Tempo’s investor relations website at https//investors.tempoautomation.com/.

A live webcast of the conference call will be accessible during the conference call, and a replay of the webcast will be available after completion of the conference call, on Tempo’s investor relations website at https://investors.tempoautomation.com/.

About Tempo Automation

Tempo is a leading software-accelerated electronics manufacturer, transforming the way top companies innovate and bring new products to market. Tempo Automation’s unique automated manufacturing platform optimizes the complex process of printed circuit board manufacturing to deliver unmatched quality, speed and agility. The platform’s all-digital process automation, data-driven intelligence, and connected smart factory create a distinctive competitive advantage for customers—to deliver tomorrow’s products today. From rockets to robots, autonomous cars to drones, many of the fastest-moving companies in industrial tech, medical technology, space, and other industries partner with Tempo Automation to accelerate innovation and set a new tempo for progress. Learn more at tempoautomation.com.

Advisors

Latham & Watkins LLP is acting as legal advisor to Tempo. Rutan & Tucker, LLP is acting as legal advisor to Optimum.

Use of Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed acquisition of Optimum by Tempo, including statements regarding the benefits of the proposed acquisition, the anticipated timing of the proposed acquisition and the services offered by Tempo and the markets in which it operates. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed acquisition may not be completed in a timely manner or at all, which may adversely affect the price of Tempo’s securities; (ii) the failure to satisfy the conditions to the consummation of the proposed acquisition; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the proposed acquisition; (iv) the effect of the announcement or pendency of the proposed acquisition on Tempo’s or Optimum’s business relationships, performance, and business generally; (v) risks that the proposed acquisition disrupts current plans of Tempo or Optimum and potential difficulties in Tempo or Optimum employee retention as a result of the proposed acquisition; (vi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed acquisition, and identify and realize additional opportunities; (vii) the risk of downturns in the highly competitive industry in which Tempo and Optimum operate; (viii) the enforceability of Optimum’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; (ix) the ability of Optimum to protect the intellectual property and confidential information of its customers; and (x) other risks and uncertainties described in Tempo’s filings with the SEC, including its past and future periodic reports and other filings. Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of Tempo to be materially different from Tempo’s forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and Tempo does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Contact:

Investor Relations

Lori Barker, Blueshirt Group
lori@blueshirtgroup.com